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CUSIP NO.: 708094107                                         PAGE 18 OF 21 PAGES

                                   EXHIBIT B

              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)
              ---------------------------------------------------

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or
Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: June 2, 1999

STROME PARTNERS, L.P.
By:  Strome Investment Management, L.P., general partner
      by its general partner, SSCO, Inc.


      By:  /s/ Jeffrey S. Lambert
           --------------------------------
               Jeffrey S. Lambert
               Chief Operating Officer


STROME OFFSHORE LIMITED


By:  /s/ Jeffrey S. Lambert
     -----------------------------
         Jeffrey S. Lambert
         Director


STROME HEDGECAP FUND, L.P.
By:  Strome Investment Management, L.P., general partner
      by its general partner, SSCO, Inc.


      By:  /s/ Jeffrey S. Lambert
           --------------------------------
               Jeffrey S. Lambert
               Chief Operating Officer


STROME HEDGECAP LIMITED


By:  /s/ Jeffrey S. Lambert
     -----------------------------
         Jeffrey S. Lambert
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CUSIP NO.: 708094107                                         PAGE 19 OF 21 PAGES

         Director


STROME INVESTMENT MANAGEMENT, L.P.
By:, SSCO, Inc., general partner


      By:  /s/ Jeffrey S. Lambert
           --------------------------------
               Jeffrey S. Lambert
               Chief Operating Officer



SSCO, INC.


By:  /s/ Jeffrey S. Lambert
     -----------------------------
         Jeffrey S. Lambert
         Chief Operating Officer

MARK E. STROME

/s/ Jeffrey S. Lambert
------------------------------
Mark E. Strome